Exhibit 99.1

Tennant Company Appoints James T. Glerum, Jr., Patrick Allen to its Board of Directors

MINNEAPOLIS -- Tennant Company (NYSE: TNC) ("Tennant" or the "Company"), a world leader in cleaning equipment and solutions, today announced that James T. Glerum, Jr. (“Jim”) and Patrick Allen have been appointed to the Company’s Board of Directors as independent directors, effective immediately. With these appointments, the Board will expand in size to 11 directors, 10 of whom are independent. In connection with the appointment of Mr. Allen, Tennant has entered into a cooperation and standstill agreement with Vision One.

“We are pleased to welcome Jim and Patrick to the Board and look forward to benefitting from their respective experience, capabilities and insights as we advance our enterprise growth strategy,” said Donal L. Mulligan, Chair of Tennant’s Board of Directors. “We also thank Vision One for their constructive engagement and shared commitment to creating long-term value for shareholders. With a 40-year career in investment banking, Jim brings to the Board deep financial expertise in capital allocation, capital markets, mergers and acquisitions, and strategic planning. Patrick, who was recommended as a director candidate by Vision One, has an excellent track record of driving performance and disciplined execution at several leading public companies, including as a respected Chief Financial Officer.”

In connection with the cooperation agreement, Vision One has agreed to customary standstill, voting and other provisions. Additionally, consistent with its ongoing focus on maintaining strong governance practices, Tennant’s Board of Directors has committed to including a proposal in the 2027 proxy statement to declassify the Company’s Board. The full agreement between Tennant and Vision One will be filed as an exhibit to a Current Report on Form 8-K with the U.S. Securities and Exchange Commission.

Tennant’s Board of Directors will present its recommendations regarding director nominees for election at the 2026 Annual Meeting in the Company's definitive proxy statement and other relevant documents to be filed with the SEC. The date of the Annual Meeting is expected to be April 29, 2026.

Advisors

Goldman Sachs is serving as Tennant’s financial advisor and Latham & Watkins LLP is serving as legal counsel to the Company. Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor.

About James T. Glerum, Jr.

Mr. Glerum retired as Vice Chairman, Investment Banking at Citigroup in July 2024. Prior to joining Citigroup in 2011, he held senior leadership positions in investment banking at UBS and Credit Suisse. Over his 40-year investment banking career, Mr. Glerum executed more than 325 corporate finance and strategic transactions with an aggregate value of over $500 billion. His clients spanned multiple industry sectors, including manufacturing, healthcare, consumer and retail. Mr. Glerum currently serves on the Board of Directors of Amcor (NYSE: AMCR) and on the boards of trustees for several non-profit institutions, including Denison University, The Ravina Festival and The Griffin Museum of Science. He earned a masters degree in business administration from Harvard Business School and a bachelors degree, cum laude, in Economics and Mathematics from Denison University.

About Patrick Allen

Mr. Allen most recently served as Chief Financial Officer of Collins Aerospace from 2018 until his retirement in 2020. Prior to that, Mr. Allen served as Chief Financial Officer of Rockwell Collins, Inc. In that role, he oversaw all financial functions for the company including financial planning, accounting, treasury, audit and tax. Before joining Rockwell Collins, he spent several years at Rockwell International, where he served in various financial leadership roles including Vice President & Treasurer, Vice President of Financial Planning and Assistant Controller. Mr. Allen began his career at Deloitte & Touche as an auditor and successfully passed the certified public accountancy examination. He currently serves on the board of directors of Alliant Energy (NASDAQ: LNT), where he is Chairman. Mr. Allen earned a bachelor’s in finance from Penn State University.

About Tennant

Founded in 1870, Tennant Company (TNC), headquartered in Eden Prairie, Minnesota, is a world leader in the design, manufacture and marketing of solutions that help create a cleaner, safer and healthier world. Its products include equipment for maintaining surfaces in industrial, commercial and outdoor environments; detergent-free and other sustainable cleaning technologies; and cleaning tools and supplies. Tennant's global field service network is the most extensive in the industry. Tennant Company had sales of $1.29 billion in 2024 and has approximately 4,500 employees. Tennant has manufacturing operations throughout the world and sells products directly in more than 21 countries and through distributors in more than 100 countries. For more information, visit www.tennantco.com and www.ipcworldwide.com. The Tennant Company logo and other trademarks designated with the symbol “®” are trademarks of Tennant Company registered in the United States and/or other countries.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this release that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding expected performance, shareholder value and growth, the cooperation agreement and the annual meeting. When used herein, words including “may,” “will,” “expect,” “believe,” “pursuit,” or similar words or the negative thereof are intended to identify forward-looking statements. All forward-looking statements are based on Tennant’s current expectations and various assumptions. Tennant believes there is a reasonable basis for its expectations and beliefs, but they are inherently uncertain. Tennant may not realize its expectations, and its beliefs may not prove correct. Actual results could differ materially from those described or implied by such forward-looking statements as a result of a variety of important factors including, without limitation: geopolitical and economic uncertainty throughout the world; our ability to comply with global laws and regulations; changes in foreign currency exchange rates; our ability to adapt to customer pricing sensitivities; the competition in our business; fluctuations in the cost, quality or availability of raw materials and purchased components; our ability to adjust pricing to respond to cost pressures; unforeseen product liability claims or product quality issues; our ability to attract, retain and develop key personnel and create effective succession planning strategies; our ability to effectively develop and manage strategic planning and growth processes and the related operational plans; our ability to successfully upgrade and evolve our information technology systems; our ability to successfully protect our information technology systems from cybersecurity risks; complications with our new Enterprise Resource Planning system; the occurrence of a significant business interruption; our ability to maintain the health and safety of our workers; our ability to integrate acquisitions; our ability to develop and commercialize new innovative products and services; and risks related to our business transformation and strategic initiatives, as well as the other important factors discussed under Part I, Item 1A, Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in its other filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov.These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release.

Any such forward-looking statements represent management’s estimates as of the date of this press release. We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Investors are advised to consult any further disclosures by the Company in its filings with the Securities and Exchange Commission and in other written statements on related subjects. It is not possible to anticipate or foresee all risk factors, and investors should not consider any list of such factors to be an exhaustive or complete list of all risks or uncertainties. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release

Contacts

INVESTOR RELATIONS CONTACT

Tennant Company

Lorenzo Bassi
Vice President, Finance and Investor Relations
investors@tennantco.com
763-540-1242

MEDIA CONTACT

Tennant Company

Jason Peterson
Director of Corporate Communications
Jason.Peterson@tennantco.com
(763) 513-1849

Michael Freitag / Mahmoud Siddig / Thomas Crosson

Joele Frank, Wilkinson Brimmer Katcher

mfreitag@joelefrank.com / msiddig@joelefrank.com / tcrosson@joelefrank.com

+1 212-355-4449